Annual Report

Health Sciences Fund

December 31, 2001

T. Rowe Price

Report Highlights

Health Sciences Fund

o Like the broad market, health care stocks suffered volatility and widespread losses. Yet some industry groups and many individual stocks bucked the downward trend.

o Diversification and strong stock selection allowed your fund to produce a gain for the six months and significantly outperform its benchmarks.

o Major pharmaceuticals and more speculative life sciences stocks struggled, but several biotech, services, and product and device positions produced strong gains. o The major segments of the health care sector offer attractive prospects for 2002.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.

Fellow Shareholders

In a year marked by economic uncertainty, market declines, and terrorism, investors faced an uphill battle. Major market indexes posted their second consecutive annual loss, as weakness that began in the technology sector spread to virtually all corners of the market. Although health care stocks exhibited their fair share of volatility, some industry groups and many individual stocks bucked the downward trend. Careful investors, including your fund, were able to achieve relatively good results.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/01                            6 Months            12 Months
--------------------------------------------------------------------------------

Health Sciences Fund                                  3.11%              -5.97%

S&P 500 Stock Index                                  -5.56               -11.89

Lipper Health/Biotechnology
Fund Index                                           -1.76               -10.46

As noted in the accompanying table, the fund suffered a loss for the full year. Yet in the second half, we squeezed out a gain, and results for both periods were good when compared to our benchmarks. Throughout the year, we pursued a strategy that attempted to control losses during downdrafts but participate in rallies. Our stock selection criteria also proved effective at identifying stocks with growth characteristics that the market found attractive. This recent good showing has also contributed greatly to long-term results.

Long-Term Rewards
--------------------------------------------------------------------------------

Average annual compound total retuxns                           Since Inception
for periods ended 12/31/01        3 Years          5 Years           (12/29/95)
--------------------------------------------------------------------------------

Health Sciences Fund              15.61%             17.69%               19.14%

Lipper Health/Biotechnology
Fund Index                        12.39              16.61                15.99

S&P 500 Stock Index               -1.03              10.70                12.64

Investment return and principal value represent past performance and will vary.


MARKET ENVIRONMENT

     The economic environment for 2001 was plainly negative. Burdened by excess inventory levels and massive reductions in corporate spending, profits declined precipitously, and the economy slipped into a recession in March. The shattering events of September 11 only worsened the scene, as business activity slowed to a crawl in the weeks following the attacks. Although the Federal Reserve cut interest rates repeatedly during the year-an unprecedented 11 times in all-it only softened the downswing.

     The markets fluctuated dramatically in response but ultimately trended lower until a sharp rebound in the fourth quarter. Investors continued to seek high-growth opportunities in the technology and biotechnology sectors, but frequently abandoned their efforts in favor of more defensive companies with reliable earnings. As a result, leadership within the health care sector frequently bounced between biotech and the steadier pharmaceutical and services segments. A strong biotech rally after September 21 helped the sector to trim, but not eliminate, earlier losses.

     As a group, pharmaceutical shares suffered. Investors grew concerned that drug stock earnings would meaningfully slow because there were fewer new products to offset major patent expirations. Five of the seven largest pharmaceuticals will experience virtually no organic growth in 2002. However, several smaller or specialty pharmaceuticals in profitable niches, such as drug distribution, advanced.

     In biotechnology, the news was more encouraging. A number of smaller firms in the industry closed in on profitability or became takeover candidates. Major merger announcements between Amgen and Immunex, and MedImmune and Aviron, raised some concerns but boosted the segment's general prospects. Results were highly volatile, but investors continued to reward those firms with good potential for profitability.

     There was a potentially very positive development in the products and devices segments, as Johnson & Johnson showed that its drug-coated stents significantly reduce restenosis-a reblockage of coronary arteries that is a major complication of angioplasty. Meanwhile, health care services stocks fared relatively well before waning in the fourth quarter. Valuations have been relatively low in this area, and earnings for the better quality companies were attractive.


PORTFOLIO REVIEW

     We continued to seek out mid- and small-cap companies focused on developing new or improved therapies for specific medical problems. The two best fund contributors for the year were biotechs Cephalon and Gilead Sciences. Cephalon announced its first profitable quarter during the period and positioned itself for further earnings by acquiring a related business and seeking out strategic partnerships. Gilead currently has three significant approved products on the market, including a recently launched HIV treatment called Viread that was approved by the FDA in October. Several other promising products are in late-stage clinical trials.


     We were intrigued by the merger announcements for Amgen/Immunex and MedImmune/Aviron and held positions in each of the stocks. We think the combinations will prove valuable to shareholders long term. MedImmune's core expertise, for example, is in vaccines; Aviron has struggled to get approval for a nasal flu vaccine called FluMist that we think could prove commercially successful. More generally, these announcements may build momentum for further acquisitions in the coming year. The fund's biotech holdings accounted for 43% of net assets at the end of the year, with another 6% in related life sciences stocks. We narrowed the fund's life sciences holdings during the year to a handful of companies that have more concrete earnings prospects.

Sector Diversification

--------------------------------------------------------------------------------
                                                   6/30/01             12/31/01
-
-------------------------------------------------------------------------------
Biotechnology                                         45.6%                43.1%

Pharmaceuticals                                       28.8                 28.8

Life Sciences                                          8.5                  5.8

Products and Devices                                   6.9                  4.8

Services                                              11.9                 18.1

Options                                               -2.5                 -1.6

Reserves                                               0.8                  1.0

Total                                                100.0%               100.0%
--------------------------------------------------------------------------------

     Results for individual pharmaceutical holdings were mixed. Top-holding Pfizer was among the fund's worst detractors for the year, as it struggled with weakness in its peer group and setbacks in its pipeline. Notable positions in Pharmacia and Eli Lilly also declined. However, we were able to limit damage by quickly trimming fading positions in favor of firms with improving prospects. For example, we cut back the portfolio's Eli Lilly stake, but initiated major purchases in Biovail and Sanofi-Synthelabo, both of which registered double-digit gains for the year.

     We also enjoyed success outside of the major pharmaceuticals. King Pharmaceuticals, for example, is a drug developer and marketer that produced good results. Despite ongoing challenges in the pharmaceuticals sector, we see improved earnings in 2003 and wish to stay exposed to the sector's stable earnings and relatively moderate volatility. Our stake in pharmaceuticals remained where it was six months ago, at just under 29% of net assets.

     An important strategy in our relative success this year was our decision to increase holdings in the services segment, which now stand at 18% of net assets. The move increased diversification and enhanced the portfolio's defensiveness as the market fell. Large positions in UnitedHealth Group and Wellpoint Health Networks were among our top contributors for the year, and a stake in Tenet Healthcare was not far behind. Strong fundamental research was our ally in this industry, as it is crucial to select companies that offer high-quality, sustainable earnings.

     Our minor stake in products and devices companies dwindled during the six months to just under 5% of net assets. Returns, however, were quite good in the segment, especially in response to the good news about drug-coated stents. Baxter International and Advanced Neuromodulation Systems were among the fund's top 10 contributors for the year. We have been hesitant to invest in the products and devices area because, in the past, it has offered few scientific advances that directly combat disease. However, we think the stents will be a revolutionary therapy and will create significant opportunities.


OUTLOOK

     There is much to look forward to in 2002. We have long been enthusiastic supporters of the potential in biotech, which we feel is only now beginning to be realized. Major pharmaceuticals will go through a trough this year, but the profit outlook for 2003 is much improved, suggesting that their results could pick up after the middle of 2002. Several services companies have separated themselves from a lackluster pack, and we anticipate finding compelling new investments in the products and devices sector. Continued volatility is fairly likely in the near term, until the economy improves and the broad corporate profit picture rebounds. However, we expect markets to ultimately recover and investors to once again turn their attention to areas of growth. Given the excellent growth profile to be found in health care, we feel these companies should be well received in the marketplace.

     Respectfully submitted,


     John H. Laporte
     President



     Kris H. Jenner
     Chairman of the fund's Investment Advisory Committee

     January 24, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                             12/31/01

  Pfizer                                                          6.0%

  American Home Products                                          5.0

  Cephalon                                                        4.9

  UnitedHealth Group                                              4.0

  Laboratory Corporation of America                               3.6
  ------------------------------------------------------------------------------

  IDEC Pharmaceuticals                                            3.3

  MedImmune                                                       3.0

  Wellpoint Health Networks                                       2.9

  King Pharmaceuticals                                            2.7

  Allergan                                                        2.7
  ------------------------------------------------------------------------------

  Invitrogen                                                      2.7

  Tenet Healthcare                                                2.3

  Trimeris                                                        2.2

  NPS Pharmaceuticals                                             2.2

  Baxter International                                            2.1
  ------------------------------------------------------------------------------

  Gilead Sciences                                                 2.1

  Waters Corporation                                              1.9

  Genentech                                                       1.9

  Eli Lilly                                                       1.8

  Sanofi-Synthelabo                                               1.7

  ------------------------------------------------------------------------------

  Amgen                                                           1.6

  Biovail                                                         1.6

  CV Therapeutics                                                 1.5

  Alkermes                                                        1.4

  OSI Pharmaceuticals                                             1.3
  ------------------------------------------------------------------------------

  Total                                                          66.4%


  Note: Table excludes reserves.


  Portfolio Highlights

  CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

  6 Months Ended 12/31/01

  Ten Best Contributors
--------------------------------------------------------------------------------

  Waters Corporation                                               13(cents)

  UnitedHealth Group                                               11

  Cephalon                                                         10

  Wellpoint Health Networks                                        10

  Imclone Systems                                                   8

  Advanced Neuromodulation Systems                                  7

  Sepracor                                                          6

  Gilead Sciences                                                   6

  King Pharmaceuticals                                              5

  Versicor                                                          5
  ------------------------------------------------------------------------------
  Total                                                            81(cents)
  ------------------------------------------------------------------------------


  Ten Worst Contributors
  ------------------------------------------------------------------------------

  IVAX**                                                   -15(cents)

  ViroPharma                                                       11

  Guilford Pharmaceuticals                                         10

  Shire Pharmaceuticals                                             8

  Vertex Pharmaceuticals                                            6

  Aspect Medical Systems                                            6

  Invitrogen                                                        5

  Human Genome Sciences                                             5

  Pharmacia                                                         5

  Immunex                                                           5
  ------------------------------------------------------------------------------
  Total                                                           -76(cents)


  12 Months Ended 12/31/01

  Ten Best Contributors
  ------------------------------------------------------------------------------

  Cephalon                                                         21(cents)

  Gilead Sciences                                                  20

  Neurocrine Biosciences                                           16

  Imclone Systems                                                  15

  IDEC Pharmaceuticals                                             14

  UnitedHealth Group                                               11

  Advanced Neuromodulation Systems                                 11

  Wellpoint Health Networks*                                       11

  Baxter International                                             10

  Cubist Pharmaceuticals                                           10
  ------------------------------------------------------------------------------
  Total                                                           139(cents)



  Ten Worst Contributors
  ------------------------------------------------------------------------------

  Applied Biosystems Group - Applera**                            -74(cents)

  Waters Corporation                                               71

  Immunex                                                          45

  Pharmacia                                                        28

  Genentech                                                        26

  Merck**                                                          18

  Pfizer                                                           17

  Invitrogen                                                       15

  IVAX**                                                           13

  Affymetrix**                                                     12
  ------------------------------------------------------------------------------
  Total                                                          -319(cents)


    *   Position added
   **   Position eliminated

T. Rowe Price Health Sciences Fund

Performance Comparison

T. Rowe Price Health Sciences Fund

This chart shows the value of a hypothetical 10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Health Sciences Fund
--------------------------------------------------------------------------------
                                                                         Health
                                                                       Sciences
                                                   S&P 500                 Fund
--------------------------------------------------------------------------------

12/29/95                                            10,000               10,000

12/31/96                                            12,296               12,675

12/31/97                                            16,398               15,136

12/31/98                                            21,085               18,522

12/31/99                                            25,522               19,999

12/31/00                                            23,197               30,437

12/31/01                                            20,440               28,621
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ending                                         Since   Inception
12/31/01          1 Year     3 Years     5 Years   Inception        Date
--------------------------------------------------------------------------------

Health Sciences
Fund              -5.97%       15.61%      17.69%      19.14%   12/29/95
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------
                   Ended
                12/31/01    12/31/00    12/31/99    12/31/98    12/31/97

NET ASSET VALUE

Beginning of
period          $  21.70    $  15.93    $  16.01    $  13.66    $  12.27

  Investment
  activities
  Net investment
  income (loss)    (0.11)      (0.03)      (0.04)      (0.04)      (0.03)

  Net realized
  and unrealized
  gain (loss)      (1.20)       8.28        1.22        3.05        2.39

  Total from
  investment
  activities       (1.31)       8.25        1.18        3.01        2.36

Distributions

  Net realized
  gain             (0.31)      (2.48)      (1.26)      (0.66)      (0.97)

NET ASSET VALUE

End of period   $  20.08    $  21.70    $  15.93     $  16.01     $  13.66
                ----------------------------------------------------------------

Ratios/Supplemental Data
Total
return(diamond)    (5.97)%     52.19%       7.97%      22.37%      19.41%

Ratio of total
expenses
to average
net assets          1.02%       0.98%       1.11%       1.16%       1.18%

Ratio of net
investment
income (loss)
to average
net assets         (0.60)%     (0.22)%     (0.25)%     (0.25)%     (0.21)%

Portfolio
turnover
rate                74.6%      110.6%       81.9%       85.7%      104.4%

Net assets,
end of period
(in thousands)   $960,787    $971,867    $302,510    $316,573    $271,351


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------
                                                             December 31, 2001

Statement of Net Assets                           Shares            Value
--------------------------------------------------------------------------------
                                                        In thousands

Common Stocks and Warrants  100.1%

SERVICES  17.4%

Payors  8.0%

Anthem *                                           225,000             $ 11,137

UnitedHealth Group                                 540,000               38,216

Wellpoint Health
Networks (Class A) *                               235,000               27,460

                                                                         76,813

Providers                                                                   3.7%

Davita *                                           125,000                3,056

HCA-Healthcare                                     275,000               10,599

Tenet Healthcare *                                 376,100               22,085

                                                                         35,740

Distribution  2.1%

AmerisourceBergen                                  150,000                9,532

Cardinal Health                                    110,000                7,113

Omnicare                                           150,000                3,732

                                                                         20,377

Other Services  3.6%

Laboratory Corporation of America *                425,000               34,361

                                                                         34,361

Total Services                                                          167,291

PRODUCTS & DEVICES  4.2%

Implants  4.2%

Advanced Neuromodulation Systems *                 350,000               12,290

Aspect Medical Systems *                           485,000                4,916

Baxter International                               375,000               20,111

BEI Medical *!                                     475,000                3,019

EPIX Medical *                                      21,700                  307

Total Products & Devices                                                 40,643


PHARMACEUTICALS  27.8%

U.S. Major - Pharmaceutical  25.3%

Abbott Laboratories                                 30,100                1,678

Allergan                                           350,000               26,267

American Home Products                             780,000             $ 47,861

Biovail *                                          275,000               15,469

Bristol-Myers Squibb                               250,000               12,750

Eli Lilly                                          220,000               17,279

Forest Laboratories *                              135,000               11,063

Johnson & Johnson                                  125,000                7,388

King Pharmaceuticals *                             625,000               26,331

Noven Pharmaceuticals *                            175,000                3,111

Pfizer                                           1,450,000               57,782

Pharmacia                                          275,000               11,729

Schering-Plough                                     75,000                2,686


Women First Healthcare *                           150,000                1,499

                                                                        242,893

International Pharmaceutical                                                2.5%

Fujisawa Pharmaceutical (JPY)                      100,000                2,305

Sanofi-Synthelabo (EUR)                            225,000               16,784

Shire Pharmaceuticals ADR *                        150,000                5,490

                                                                         24,579

Total Pharmaceuticals                                                   267,472


BIOTECHNOLOGY  41.3%

U.S. Major - Biotechnology  28.3%

Abgenix *                                          200,000                6,729

Alkermes *                                         493,400               13,011

Amgen *                                            275,000               15,520

Aviron *                                           220,000               10,948

Cephalon *                                         625,000               47,241

Genentech *                                        330,000               17,903

Gilead Sciences *                                  305,000               20,046

Human Genome Sciences *                            170,000                5,733

IDEC Pharmaceuticals *                             460,000               31,705

Imclone Systems *                                  150,000                6,972

Immunex *                                          200,000                5,543

MedImmune *                                        620,000               28,725

NPS Pharmaceuticals *                              540,000               20,690

Sepracor *                                         195,000               11,127

Transkaryotic Therapies *                           30,000                1,282

Trimeris *                                         475,000             $  21,368

Vertex Pharmaceuticals *                           300,000                7,356

                                                                        271,899

Other Biotechnology  12.3%

Adolor *                                            36,500                  655

Alexion Pharmaceutical *                            21,500                  525

COR Therapeutics *                                  80,000                1,918

Cubist Pharmaceuticals *                           240,000                8,600

CV Therapeutics *                                  275,000               14,307

Deltagen *                                         825,000                7,569

Durect *                                           225,000                2,598

Exelixis *                                         225,000                3,709

Guilford Pharmaceuticals *                         415,000                4,961

InKine Pharmaceutical *                            175,000                  275

Insmed Pharmaceuticals, Warrants *+                250,048                    0

Ligand Pharmaceuticals *                            70,000                1,253

Medicines *                                        645,000                7,492

Neose Technologies *                                24,900                  909

Neurocrine Biosciences *                           195,000               10,004

OSI Pharmaceuticals *                              280,000               12,806

Protein Design Labs *                              250,000                8,214

Regeneron Pharmaceuticals *                        100,000                2,809

Serologicals *                                     175,000                3,754

Telik *                                            425,000                5,776

Triangle Pharmaceuticals *                         475,000                1,962

Tularik *                                           20,000                  480

Versicor *                                         350,000                7,124

ViroPharma *                                       460,000               10,555

                                                                        118,255

International Biotechnology  0.7%

Celltech (GBP) *                                   500,000                6,353

                                                                          6,353

Total Biotechnology                                                     396,507

LIFE SCIENCES  5.8%

Life Sciences  5.8%

Bruker Daltonics *                                  73,800                1,204

Invitrogen *                                       415,000               25,703

Symyx Technologies *                               468,400                9,998

Waters Corporation *                               475,000               18,406

Total Life Sciences                                                      55,311


Total Miscellaneous Common Stocks  3.6%                                  34,808

Total Common Stocks and Warrants (Cost  837,619)                        962,032


Preferred Stocks  0.3%


Advanced Medicine (Series D) *+                    264,454                2,380

Doubletwist (Series D) *+                          846,804                  319


Total Preferred Stocks (Cost 3,654)                                       2,699


Convertible Preferred Stocks  0.2%

Control Delivery Systems
(Series A), 8.00% *+                                37,216                2,000

Total Convertible
 Preferred Stocks (Cost 2,000)                                            2,000


Options Written                                                           (1.7%)

Allergan, Contracts,
Call, 1/19/02 @ 80 *                                  (400)                 (19)

Allergan, Contracts,
Put, 1/19/02 @ 80 *                                   (450)                (245)

Allergan, Contracts,
Put, 4/20/02 @ 80 *                                   (250)                (199)

American Home Products, Contracts

Call, 7/20/02 @ 70 *                                (2,000)                (264)

Amgen, Contracts,
Call, 1/19/02 @ 65 *                                (1,250)                 (25)

Amgen, Contracts,
Call, 4/20/02 @ 70 *                                (1,000)                (100)

Amgen, Contracts,
Call, 4/20/02 @ 65 *                                  (500)                 (93)

Aviron, Contracts,
Put, 2/16/02 @ 50 *                                 (1,000)                (379)

Aviron, Contracts,
Call 2/16/02 @ 45 *                                   (700)                (452)

Baxter International,
Contracts, Put, 2/16/02 @ 60 *                      (1,000)                (655)

Baxter International,
Contracts, Put 1/18/03 @ 60 *                       (1,000)                (995)

Bristol Myers Squibb,
Contracts, Call, 1/19/02 @ 55 *                       (650)                 (16)

Bristol Myers Squibb,
Contracts, Call, 3/16/02 @ 55 *                       (500)                 (53)

Cardinal Health, Contracts,
Call, 1/19/02 @ 65 *                                  (500)                 (79)

Cardinal Health, Contracts,
Call 1/19/02 @ 70 *                                   (600)                 (15)

Cephalon, Contracts,

Cephalon, Contracts,
Call, 1/19/02 @ 70 *                                (1,000)                (715)

Cubist Pharmaceuticals,
Contracts

Put, 2/16/02 @ 45 *                                   (250)                (244)

Cubist Pharmaceuticals, Contracts

Call 5/18/02 @ 50 *                                   (500)                 (76)

CV Therapeutics, Contracts,
Put, 1/19/02 @ 60 *                                   (500)                (427)

Eli Lilly, Contracts,
Call, 1/19/02 @ 85 *                                  (700)                 (14)

Eli Lilly, Contracts,
Call, 1/19/02 @ 80 *                                (1,000)                (120)

Eli Lilly, Contracts,
Call, 4/20/02 @ 90 *                                  (500)                 (48)

Emisphere Technologies, Contracts

Put, 3/16/02 @ 35 *                                   (500)                (272)

Forest Labs, Contracts,
Call, 2/16/02 @ 85 *                                  (500)                 (75)

Forest Labs, Contracts,
Call, 5/18/02 @ 80 *                                  (500)                (377)

Genentech, Contracts,
Put, 3/16/02 @ 45 *                                   (250)                 (36)

Genentech, Contracts,
Call 3/16/02 @ 65 *                                 (2,000)                (260)

Gilead Sciences, Contracts,
Call, 1/19/02 @ 70 *                                  (250)                 (39)

Gilead Sciences, Contracts,
Put, 1/19/02 @ 70 *                                   (500)                (288)

Idec Pharmaceuticals, Contracts

Call, 1/19/02 @ 60 *                                (1,000)                (975)

Imclone Systems, Contracts,
Call, 2/16/02 @ 50 *                                  (500)                (164)

Immunex, Contracts, Call, 3/16/02 @ 30 *              (500)                 (68)

Inhale Therapeutic Systems, Contracts

Put, 5/18/02 @ 20 *                                   (500)                (215)

Invitrogen, Contracts,
Put, 2/16/02 @ 80 *                                   (410)                (733)

Invitrogen, Contracts,
Put, 2/16/02 @ 60 *                                   (300)                (107)

King Pharmaceuticals, Contracts

Call, 4/20/02 @ 45 *                                (1,500)                (353)

King Pharmaceuticals, Contracts
Put, 4/20/02 @ 45 *                                   (750)                (374)

Medimmune, Contracts,
Call, 3/16/02 @ 50 *                                  (500)                (145)

Medtronic, Contracts,
Put, 1/18/03 @ 50 *                                 (1,000)                (535)

Merck, Contracts, Put,
1/18/03 @ 65 *                                      (1,000)              (1,000)

Pfizer, Contracts,
Put, 1/19/02 @ 42.50 *                                (750)                (188)

Pharmacia, Contracts,
Put, 1/18/03 @ 50 *                                 (2,000)              (1,930)

Schering Plough, Contracts,
Put, 2/16/02 @ 45 *                                 (1,000)                (925)

Sepracor, Contracts,
Put, 4/20/02 @ 60 *                                   (250)                (224)

St. Jude Medical, Contracts,
Put, 4/20/02 @ 80 *                                 (1,000)                (650)

Tenet Healthcare, Contracts,
Put, 2/16/02 @ 65 *                                   (500)                (340)

Waters Corporation, Contracts,
Call, 2/16/02 @ 40 *                                  (500)                (115)

Total Options Written (Cost                      (19,690))              (16,146)

Options Purchased                                                           0.1%

Imclone Systems, Contracts,
Put, 1/19/02 @ 60 *                                    250                  352

OSI Pharmaceuticals, Contracts,
Put, 1/19/02 @ 30 *                                  1,250                   16


Total Options Purchased (Cost 623)                                          368


Short-Term Investments  1.3%


Money Market Funds  1.3%

T. Rowe Price Reserve
 Investment Fund, 2.43%  #                    12,718,555                 12,718


Total Short-Term Investments (Cost 12,718)                               12,718


Total Investments in Securities

100.3% of Net Assets (Cost 836,924)                                     963,671

Other Assets Less Liabilities                                            (2,884)

NET ASSETS                 960,787

Net Assets Consist of:

Undistributed net realized gain (loss)                                  (11,407)

Net unrealized gain (loss)                                              126,734

Paid-in-capital applicable to
47,845,498 shares of 0.0001 par
value capital stock outstanding;
1,000,000,000 shares authorized                                         845,460

NET ASSETS                                                              960,787


NET ASSET VALUE PER SHARE                                                 20.08


         # Seven-day yield
         * Non-income producing
         ! Affiliated company
         + Securities contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules-total of such securities at year-end amounts to 4,699 and represents 0.5% of net assets
       ADR American Depository Receipts
       EUR Euro
       GBP British pound
       JPY Japanese yen


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                             12/31/01

Investment Income (Loss)
Income

  Dividend                                                   $  2,742

  Interest                                                        789

  Securities lending                                               52

  Other                                                             1

  Total income                                                  3,584

Expenses

  Investment management                                         5,675

  Shareholder servicing                                         2,571

  Prospectus and shareholder reports                              175

  Custody and accounting                                          146

  Registration                                                     40

  Legal and audit                                                  22

  Directors                                                        12

  Proxy and annual meeting                                         10

  Miscellaneous                                                     9

  Total expenses                                                8,660

  Expenses paid indirectly                                        (29)

  Net expenses                                                  8,631

Net investment income (loss)                                   (5,047)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                  (51,047)

  Written options                                              40,129

  Foreign currency transactions                                   (88)

  Net realized gain (loss)                                    (11,006)

Change in net unrealized gain (loss)

  Securities                                                  (45,152)

  Written options                                               1,916

  Other assets and liabilities

  denominated in foreign currencies                               (13)

  Change in net unrealized gain (loss)                        (43,249)

Net realized and unrealized gain (loss)                       (54,255)

INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS                                       $(59,302)
                                                             --------



The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                  12/31/01             12/31/00

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                                     (5,047)              (1,475)

  Net realized
  gain (loss)                                      (11,006)             115,190

  Change in net
  unrealized gain (loss)                           (43,249)             105,556

  Increase (decrease) in
  net assets from operations                       (59,302)             219,271

Distributions to shareholders

  Net realized gain                                (14,447)             (97,431)

Capital share transactions *

  Shares sold                                      322,278              703,167

  Distributions reinvested                          14,071               94,941

  Shares redeemed                                 (273,680)            (250,591)

  Increase (decrease) in net
  assets from capital

  share transactions                                62,669              547,517

Net Assets

Increase (decrease) during period                  (11,080)             669,357

Beginning of period                                971,867              302,510

End of period                                      960,787              971,867

*Share information

  Shares sold                                       17,149               33,585

  Distributions reinvested                             735                4,488

  Shares redeemed                                  (14,826)             (12,280)

  Increase (decrease) in shares outstanding          3,058               25,793



The accompanying notes are an integral part of these financial statements.



T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------
                                                         December 31, 2001

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Health Sciences Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 29, 1995. The fund seeks long-term capital appreciation.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value. Transactions in options written and related premiums received during the year ended December 31, 2001, were as follows:
--------------------------------------------------------------------------------

                                               Number of
                                                 Contracts             Premiums
--------------------------------------------------------------------------------

Outstanding at beginning of year                    31,000            8,839,000

Written                                            284,000          111,901,000

Exercised                                           (2,000)          (1,850,000)

Expired                                            (50,000)          (8,674,000)

Closed                                            (227,000)         (90,526,000)

Outstanding at end of year                         (36,000)          19,690,000
                                                   -------           ----------
--------------------------------------------------------------------------------

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated 781,169,000 and 648,759,000, respectively, for the year ended December 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions during the year ended December 31, 2001 were characterized as follows for tax purposes:
--------------------------------------------------------------------------------

Ordinary income                                           $11,177,000

Long-term capital gain                                      3,270,000

Total distributions                                       $14,447,000
                                                          -----------


The tax-basis components of net assets at December 31, 2001 were as follows:
--------------------------------------------------------------------------------

Unrealized appreciation                                   $166,341,000

Unrealized depreciation                                    (40,752,000)

Net unrealized
appreciation (depreciation)                                125,589,000

Capital loss carryforwards                                 (10,262,000)

Distributable earnings                                     115,327,000

Paid-in capital                                            845,460,000

Net assets                                                $960,787,000
                                                          ------------

--------------------------------------------------------------------------------

Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, 43,000 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002. Further, federal income tax regulations require the fund to defer recognition of capital losses realized on certain covered option transactions; accordingly, 1,103,000 of realized losses reflected in the accompanying financial statements have not been recognized for tax purposes as of December 31, 2001. The fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2001, the fund had 10,262,000 of capital loss carryforwards that expire in 2009.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
Undistributed net investment income                        $5,047,000

Undistributed net realized gain                               172,000

Paid-in capital                                            (5,219,000)


At December 31, 2001, the cost of investments for federal income tax purposes was 838,070,000.
--------------------------------------------------------------------------------

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which 533,000 was payable at December 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first 1 billion of assets to 0.295% for assets in excess of 120 billion. At December 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately 2,101,000 for the year ended December 31, 2001, of which 223,000 was payable at year end.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled 737,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of T. Rowe Price Health Sciences Fund, Inc.


In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Health Sciences Fund, Inc. (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with custodians and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
January 18, 2002


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/01
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Fund's distributions to shareholders included:

o    11,177,000 from short-term capital gains,

o 3,270,000 from long-term capital gains, subject to the 20% rate gains category.


Annual Meeting Results
--------------------------------------------------------------------------------

The T. Rowe Price Health Sciences Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.
The results of voting were as follows (by number of shares):

M. David Testa
Affirmative:               27,288,865.232
Withhold:                     670,350.300
Total:                     27,959,215.532

John H. Laporte
Affirmative:               27,278,872.162
Withhold:                     680,343.370
Total:                     27,959,215.532

Calvin W. Burnett
Affirmative:               27,141,005.165
Withhold:                     818,210.367
Total:                     27,959,215.532

Anthony W. Deering
Affirmative:               27,266,489.642
Withhold:                     692,725.890
Total:                     27,959,215.532

Donald W. Dick, Jr.
Affirmative:               27,288,600.597
Withhold:                     670,614.935
Total:                     27,959,215.532

David K. Fagin
Affirmative:               27,251,217.091
Withhold:                     707,998.441
Total:                     27,959,215.532

F. Pierce Linaweaver
Affirmative:               27,214,187.866
Withhold:                     745,027.666
Total:                     27,959,215.532

Hanne M. Merriman
Affirmative:               27,261,109.415
Withhold:                     698,106.117
Total:                     27,959,215.532

John G. Schreiber
Affirmative:               27,273,456.081
Withhold:                     685,759.451
Total:                     27,959,215.532

Hubert D. Vos
Affirmative:               27,242,545.380
Withhold:                     716,670.152
Total:                     27,959,215.532

Paul M. Wythes
Affirmative:               27,263,105.664
Withhold:                     696,109.868
Total:                     27,959,215.532

James S. Riepe
Affirmative:               27,272,114.323
Withhold:                     687,101.209
Total:                     27,959,215.532


T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

Independent Directors
--------------------------------------------------------------------------------


                                                       Number of
                                                       Portfolios
                          Term of                      in Fund
Name,                     Office*     Principal        Complex    Other
Address,     Position(s)  and Length  Occupation(s)    Overseen   Directorships
and Date     Held With    of Time     During Past      by         of Public
of Birth     Fund         Served      5 Years          Director   Companies Held
--------------------------------------------------------------------------------
Calvin W.    Director     Elected     President,       97         Provident Bank
Burnett,                  2001        Coppin State                of Maryland
Ph.D.                                 College
100 East
Pratt
Street
3/16/32
--------------------------------------------------------------------------------

Anthony W.   Director     Elected     Director,        97         The Rouse
Deering                   2001        Chairman of                 Company
100 East                              the Board,
Pratt                                 President, and
Street                                Chief Executive
1/28/45                               Officer, The
                                      Rouse Company,
                                      real estate
                                      developers
--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
Dick, Jr.                 1995        EuroCapital                 Applicable
100 East                              Advisors, LLC,
Pratt                                 an acquisition
Street                                and management
1/27/43                               advisory firm
--------------------------------------------------------------------------------
David K.     Director     Elected     Director,        97         Dayton Mining
Fagin                     1995        Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to present),          Resources
Street                                Golden Star                 Ltd., and
4/9/38                                Resources Ltd.,             Canyon
                                      and Canyon                  Resources,
                                      Resources, Corp.            Corp.
                                      (5/00 to present);
                                      Chairman and
                                      President,
                                      Nye Corporation
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Linaweaver                2001        F. Pierce                   Applicable
100 East                              Linaweaver &
Pratt                                 Associates, Inc.,
Street                                consulting
8/22/34                               environmental
                                      & civil
                                      engineers
--------------------------------------------------------------------------------
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  1995        Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                                             Ameren Corp.,
Street                                                            Finlay
11/16/41                                                          Enterprises,
                                                                  Inc., The
                                                                  Rouse Company,
                                                                  and US Airways
                                                                  Group, Inc.
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Schreiber                 2001        Centaur Capital             Residential
100 East                              Partners, Inc.,             Properties
Pratt                                 a real estate               Trust, Host
Street                                investment                  Marriott
10/21/46                              company;                    Corporation,
                                      Senior                      and The Rouse
                                      Advisor and                 Company,real
                                      Partner,                    estate
                                      Blackstone                  developers
                                      Real Estate
                                      Advisors, L.P.
--------------------------------------------------------------------------------
Hubert D.    Director     Elected     Owner/President, 97         Not
Vos                       1995        Stonington                  Applicable
100 East                              Capital
Pratt                                 Corporation,
Street                                a private
8/2/33                                investment
                                      company
--------------------------------------------------------------------------------
Paul M.      Director     Elected     Founding         97         Teltone
Wythes                    1995        Partner of                  Corporation
100 East                              Sutter Hill
Pratt                                 Ventures,
Street                                a venture
6/23/33                               capital
                                      limited
                                      partnership,
                                      providing
                                      equity capital
                                      to young
                                      high-technology
                                      companies
                                      throughout
                                      the United
                                      States
--------------------------------------------------------------------------------
John H.      Director    Elected      Managing         15         Not
Laporte                  1995         Director,                   Applicable
100 East                              T. Rowe
Pratt                                 Price;
Street                                Managing
7/26/45                               Director,
                                      and Director,
                                      T. Rowe Price
                                      Group, Inc.
--------------------------------------------------------------------------------
James S.     Director     Elected     Vice Chairman    82         Not
Riepe                     1995        of the Board,               Applicable
100 East                              Director and
Pratt                                 Managing
Street                                Director,
6/25/43                               T. Rowe
                                      Price Group,
                                      Inc.; Director
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price;
                                      Chairman of
                                      the Board
                                      and Director,
                                      T. Rowe
                                      Price
                                      Investment
                                      Services, Inc.,
                                      T. Rowe
                                      Price
                                      Retirement
                                      Plan Services,
                                      Inc., and
                                      T. Rowe
                                      Price Services,
                                      Inc.; Chairman
                                      of the Board,
                                      Director,
                                      President and
                                      Trust Officer,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
M. David     Director     Elected     Vice             97         Not
Testa                     1995        Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Chief
Street                                Investment
4/22/44                               Officer,
                                      Director,
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chief
                                      Investment
                                      Officer,
                                      Director,
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price; Vice
                                      President and
                                      Director,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------

*Each director serves until election of a successor.
--------------------------------------------------------------------------------

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

**   Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at 1.00 per share, it is possible to lose money by investing in the funds. Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

         F10-050  12/31/01